EXHIBIT 99.1

FOR IMMEDIATE RELEASE Contact: Glen Dall, CEO (763) 392-6200; (800) 874-4648

Continued Success with Laser Die Cut Drives Insignia Past 50 Million Mark

MINNEAPOLIS — January 13, 2014 — Insignia Systems, Inc. (ISIG) today announced that it has surpassed fifty million signs as part of its Insignia POPS® Program.  The program, developed in 1998, has continued to evolve to address the needs of retailers and consumer goods manufacturers as well as trends in the industry.  In December of 2011, Insignia launched a laser die cut finishing system which allows for more unique and compelling cutting capabilities, as well as shape customization of each sign. This technology produces signage that easily adapts to the changing needs of the industry and has fueled an increase in sign counts.  The Company believes that the customization and adaptability will allow it to meet and exceed the needs of its clients in the future and continue the course of growth and innovation they have undertaken in the past two years.

President and CEO Glen Dall commented, “We have reached another important milestone in our POPS business.  Fifty million signs is certainly a tremendous accomplishment.  This impressive number underscores the popularity of our program amongst both retailers and manufacturers.  The success and momentum we have built on the POPS side of our business is a testament to the effectiveness of the program. Clearly our clients and retail partners recognize the value we provide.”

Insignia Systems, Inc. is a developer and marketer of in-store advertising products, programs and services to retailers and consumer goods manufacturers. Through its Point-Of-Purchase Services (POPS) business, Insignia provides at-shelf advertising products in over 13,500 chain retail supermarkets, over 1,900 mass merchants and over 7,000 dollar stores. Through the nationwide POPS network, over 200 major consumer goods manufacturers, including General Mills, Kellogg Company, Kraft Foods and Nestlé, have taken their brand messages to the point-of-purchase. For additional information, contact (888) 474-7677, or visit the Insignia website at www.insigniasystems.com.

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Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this press release which are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “believes,” “expects,” “anticipates,” “seeks” and similar expressions identify forward-looking statements.  Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this press release and conference call. Statements made in this press release by the Company or its President and CEO Glen Dall, regarding, for instance: our belief that the customization and adaptability of the Company’s laser die cut finishing system will allow us to meet and exceed customer needs and to continue our current course of growth are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties and other factors, including: (i) the Company becoming unable to expand sales of its core product and service offerings or to develop, implement and produce new product offerings in a successful manner, including our ability to gain CPG and retailer acceptance of new product offerings; (ii) the unexpected loss of a major consumer packaged goods manufacturer relationship or retailer agreement or termination of our relationship with News America or Valassis; (iii) prevailing market conditions in the in-store advertising industry, including intense competition for agreements with retailers and consumer packaged goods manufacturers and the effect of any delayed or cancelled customer programs; and (iv) other economic, business, market, financial, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in our Annual Report on Form 10-K for the year ended December 31, 2012 and additional risks, if any, identified in our Quarterly Reports on Form 10-Q and our Current Reports on Forms 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with the Company’s filings with the SEC. The Company assumes no responsibility to update the forward-looking statements contained in this press release or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.

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